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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           ---------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2000


                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)


          DELAWARE                      0-19604                  95-340340
----------------------------          -----------            ------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)           Identification No.)



                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)



                                 (323) 210-5000
            --------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         Aames Capital Corporation, a wholly owned subsidiary of Aames Financial Corporation, is contemplating issuing mortgage-backed securities, and in connection therewith, is releasing the following information concerning delinquency and loss in its loan servicing portfolio in response to inquiries received from members of the financial community.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)               EXHIBITS

         99.1 Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AAMES FINANCIAL CORPORATION





Dated: August 10, 2000               By:     /s/     Ralph W. Flick
                                             ---------------------------------
                                                      Ralph W. Flick
                                                      Assistant Secretary


                                       3
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                                  EXHIBIT INDEX


Exhibit No.                    Description of Exhibit
-----------                    ----------------------

         99.1 Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation.

 .

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